EXHIBIT 99.2

blendedschools.net, Inc.

UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED

MARCH 31, 2014

CONTENTS

Statement of Financial Position	2

Statement of Activities	3

Statement of Cash Flows	4

Notes to Financial Statements	5

blendedschools.net, Inc.

Statement of Financial Position

March 31, 2014

( Unaudited )

ASSETS

Current assets:
Cash	$140,732
Accounts receivable	38,874
Prepaid expenses	50,106
Total current assets	229,712

Equipment, net of accumulated depreciation $ 54,181	341

Intangible assets, net of accumulated amortization $1,868,332	1,024,469

Total assets	$1,254,522

LIABILITIES AND NET ASSETS

Current liabilities:
Accounts payable	$141,100
Accrued liabilities	300,719
Deferred revenue	611,412
Short-term notes payable	100,000
Total current liabilities	1,153,231

Net assets - unrestricted	101,291

Total liabilities and net assets	$1,254,522

See notes to unaudited financial statements

blendedschools.net, Inc.

Statement of Activities

Nine Months Ended March 31, 2014

( Unaudited )

Revenues	$1,668,508

Expenses
Program	1,993,220
General and administrative	243,999
Total expenses	2,237,219

Change in Net Assets	(568,711)

Net Assets - July 1, 2013	670,002

Net Assets - March 31, 2014	$101,291

See notes to unaudited financial statements

blendedschools.net, Inc.

Statement of Activities

Nine Months Ended March 31, 2014

( Unaudited )

Cash Flows from Operating Activities
Decrease in Net Assets	$(568,711)

Depreciation	1,022
Amortization	281,080
Adjustments to reconcile decrease net assets to net cash provided by (used in) operating activities

Accounts payable	91,515
Accrued liabilities	264,414
Deferred revenue	(40,052)
Prepaid expenses	217,412
Accounts receivable	83,719
Net cash provided by operating activities	330,399

Cash flows from Investing Activities
Internally developed software	(369,492)

Net cash (used) by investing activities	(369,492)

Cash flows from Financing Activities	0

Net change in cash	(39,093)
Cash, beginning of period	179,825
Cash, end of period	$140,732

Supplemental disclosure of cash flow information

Cash paid for interest	$0
Cash paid for income taxes	$0

See notes to unaudited financial statements

blendedschools.net, Inc.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED

MARCH 31, 2014

Note A: Nature of Activities and Significant Accounting Policies

blendedschools.net, Inc. is a private, nonprofit organization, "the Corporation" dedicated to providing blended learning activities to educational institutions and any other business allowed by law, by implementing a program of blended learning activities that will enhance, support, supplement, and enrich learning activities available to all members of the consortium.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Property and Equipment

blendedschools.net, Inc. capitalized all property and equipment acquisitions in excess of $1,500. Purchased property and equipment is capitalized at cost. Donations of property and equipment are recorded as support at their estimated fair value at the date of donation. Such donations are reported as unrestricted support unless the donor has restricted the donated asset to a specific purpose. Assets donated with explicit restrictions regarding their use and contributions of cash that must be used to acquire property and equipment are reported as restricted support. Absent donor stipulations regarding how long those donated assets must be maintained, blendedschools.net, Inc. reports as instructed by the donor. blendedschools.net, Inc. reclassifies temporarily restricted net assets to unrestricted net assets at that time. Property and equipment are depreciated using the straight-line method over their estimated useful lives.

Income Tax Status

The Corporation is a not-for-profit organization that is exempt from income taxes under Section 501(c)(3) of the Internal Revenue Code. The Corporation has also been classified as an entity that is not a private foundation within the meaning of Section 509(a) and qualifies for deductible contributions as provided in Section 170(b)(1)(A)(vi).

Cash and Cash Equivalents

For purposes of reporting cash flows, we consider cash equivalents to be all highly liquid investments with a maturity of three months or less at the time of purchase. The Corporation typically does not have cash in the banks in excess of the federally insured amount of $250,000.

Net Assets

Net Assets present the difference between assets and liabilities in the statement of net assets. Net assets invested in capital assets are reduced by the outstanding balances of any borrowing used for the acquisition, construction or improvement of those assets. Net assets are reported as restricted when there are legal limitations imposed on their use by Corporation legislation or external restrictions by creditors, grantors, laws, or regulations of other governments.

blendedschools.net, Inc.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED

MARCH 31, 2014

(CONTINUED)

Note A: Nature of Activities and Significant Accounting Policies (Continued)

Risk Management

The Corporation is exposed to various risks of loss related to torts; damage to, and theft or destruction of assets; errors and omissions; injuries to employees and natural disaster. During 2013, the Corporation contracted with various insurance providers for liability, property, and crime damage.

Functional Expenses

Expenses are charged directly to program or management in general categories based on specific identification.

Promises to Give

Contributions are recognized when the donor makes a promise to give to the Organization that is, in substance, unconditional. Contributions that are restricted by the donor are reported as increases in unrestricted net assets if the restrictions expire in the fiscal year in which the contributions are recognized. All other donor-restricted contributions are reported as increases in temporarily or permanently restricted net assets depending on the nature of the restrictions. When a restriction expires, temporarily restricted net assets are reclassified to unrestricted net assets.

Financial Statement Presentation

The Organization is required to report information regarding its financial position and activities according to three classes of net assets; unrestricted net assets, temporarily restricted net assets, and permanently restricted net assets. As permitted by the statement, the Organization does not use fund accounting.

Contributions

In accordance with accounting standards regarding, Accounting for Contributions Received and Contributions Made, contributions received are recorded as unrestricted, temporarily restricted, or permanently restricted support depending on the existence or nature of any donor restrictions.

Accounts Receivables

Trade receivables are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus, trade receivables do not bear interest.

Bad Debts

Trade accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition.

Deferred Revenue

Deferred revenue at March 31, 2014 represents that portion of total revenue from membership fees attributable to service required to be provided by the Corporation that have not yet been performed. Member benefits commence when the member is accepted and their benefit period begins on that date.

blendedschools.net, Inc.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED

MARCH 31, 2014

(CONTINUED)

Note B: Management Agreements

Effective July 1, 20013, the Corporation entered into a Management Services Agreement with Tuscarora Intermediate Unit 11, which originally expired on June 30, 20014; however, the Agreement automatically renews for successive one-year periods on the same terms and conditions, unless either party, two months prior to the expiration of the term, delivers written notice to the other party of its intention not to renew. Tuscarora Intermediate Unit 11 provides the management and administrative services necessary for blendedschools.net, Inc. to conduct its development of curriculum and services projects. Tuscarora Intermediate Unit 11 invoices blendedschools.net, Inc. for actual charges related to personnel, postage and shipping, office supplies, printing, dedicated phone lines, internet services, occupancy costs, equipment purchases, travel and other associated expenses as well as an administrative fee at a rate not to exceed the Commonwealth's approved rate.

Note C: Intangibles

blendedschools.net, Inc. incurred various internal and external costs during the application development stage of course software. These were capitalized and amortized over a 5-year period, using a half-year convention prior to the 2009-2010 year. In the 2009-2010 year, the amortization period was reduced to four years. Management determined during the 2012-2013 year that the new courses developed beginning in the Summer of 2012 should be amortized using a 5-year period due to the new course structure.

Internal and external costs were previously incurred by Tuscarora Intermediate Unit 11 during the preliminary project stage were expensed as incurred.

Any internal or external costs of upgrades and enhancements incurred in the post- implementation/operation stage are expensed as incurred.

Note D: Concentrations

A significant portion of the Corporation business in conducted with members within the Commonwealth of Pennsylvania.

Note E: Notes Payable

The Corporation established a $400,000 Demand Line of Credit at Kishacoquillas Valley National Bank at 1.00% over the prime rate of interest, floating daily subject to a minimum rate of 4.00%. An annual renewal fee of $500 will be due in full at time of commitment. The balance on this line of credit, which is collateralized by accounts receivable, inventory, and equipment at March 31, 2014, was $100,000.

blendedschools.net, Inc.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED

MARCH 31, 2014

(CONTINUED)

Note F: Sale of Assets

On March 30, 2014, the Corporation, signed a Closing Terms Addendum to the Asset Purchase Agreement dated November 25, 2013 between the BLSCH Acquisition, LLC and the Corporation with Sibling Group Holdings, Inc., through its wholly owned subsidiary, BLSCH Acquisition, LLC. Under the terms of the Closing Addendum, we closed on the sale of our assets to Sibling Group Holdings, Inc. effective as of May 30, 2014. Under the terms of the Closing Addendum, the sales price was $550,000 for the assets by transferring $446,187 of the Corporations' debt, agreeing to receive up to an additional $50,000 in a receivable or payment if the amount of our debts did not exceed $446,187 and by payment of $53,813 in cash, which was received on June 6, 2014.

Note G: Subsequent Events

The date to which events occurring after March 31, 2014, the date of the most recent balance sheet, have been evaluated for possible adjustment to the financial statements or disclosure is August 11, 2014, which is the date on which the financial statements were able to be issued.